UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2026

FuboTV Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FuboTV Inc. 2020 Equity Incentive Plan

On July 28, 2026, FuboTV Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan, as amended (the “2020 Plan”). The amended and restated 2020 Plan is referred to herein as the “Restated Plan.” The Board of Directors of the Company (the “Board”) approved the amendment and restatement of the 2020 Plan on June 5, 2026, subject to stockholder approval. The Restated Plan became effective on July 28, 2026, following stockholder approval.

The Restated Plan amends and restates the 2020 Plan and makes the following material changes to the terms and conditions of the 2020 Plan:

(i)	Increases the number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) available for issuance under the Restated Plan by 7,000,000 shares relative to the shares reserved under the 2020 Plan;

(ii)	Under the Restated Plan, no more than 14,593,054 shares may be issued upon the exercise of incentive stock options (“ISOs”), subject to certain adjustments, and in no event may ISOs be granted under the Restated Plan following the earlier to occur of (1) the tenth anniversary of the date the Board approved the Restated Plan or (2) the tenth anniversary of the date the stockholders approved the Restated Plan; and

(iii)	Eliminates the fixed term of the plan.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 5: Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to, Among Other Things, Increase the Number of Shares of Common Stock Available for Issuance” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 16, 2026  (the “Definitive Proxy Statement”). The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Appointment of Director

On July 29, 2026, the Board appointed Alisa Bowen, the Company’s Chief Executive Officer, to serve as a director of the Company, effective immediately. Biographical information for Ms. Bowen and a description of her compensation arrangements and other agreements with the Company were included in the Current Report on Form 8-K filed by the Company on July 9, 2026 and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Amendment”), which had previously been approved by the Board subject to stockholder approval at the Annual Meeting. The Amendment removes additional voting requirements for removal of directors designated by Hulu, LLC.

A description of the Amendment is included in “Proposal 6: Approval of an Amendment to the Company’s Certificate of Incorporation to Remove Additional Voting Requirements for Removal of Hulu Designees” in the Definitive Proxy Statement, which description is incorporated herein by reference.

As a result, the Company filed a Certificate of Amendment to the Certificate of Incorporation, as amended with the Secretary of State of the State of Delaware on July 28, 2026, which became effective upon filing (the “Certificate of Amendment”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 96,086,692 shares of Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), were present in person or represented by proxy at the meeting, representing approximately 88.61% of the Company’s outstanding Common Stock as of the June 2, 2026 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Definitive Proxy Statement.

Item 1 - Election of eight directors for a term of office expiring on the date of the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Andy Bird	85,162,132	882,032	10,042,528
Ignacio Figueras	84,766,901	1,277,263	10,042,528
Jonathan Headley	85,166,583	877,581	10,042,528
Daniel Leff	84,955,630	1,088,534	10,042,528
Jim Lygopoulos	82,946,147	3,098,017	10,042,528
Debra OConnell	82,939,990	3,104,174	10,042,528
Cathleen Taff	82,947,627	3,096,537	10,042,528
Justin Warbrooke	82,954,243	3,089,921	10,042,528

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
95,345,697	579,625	161,370	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
84,853,700	1,113,565	76,899	10,042,528

Item 4 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory (non-binding) votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
85,365,469	30,896	256,187	391,612	10,042,528

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers.

Item 5 - Approval of an amendment to the Company’s 2020 Equity Incentive Plan to, among other things, increase the number of shares of Common Stock available for issuance.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
84,716,168	1,291,033	36,963	10,042,528

Item 6 - Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to remove additional voting requirements for removal of directors designated by Hulu, LLC.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
85,299,791	615,591	128,782	10,042,528

Based on the foregoing votes, Andy Bird, Ignacio Figueras, Jonathan Headley, Daniel Leff, Jim Lygopoulos, Debra Oconnell, Cathleen Taff, and Justin Warbrooke were elected as directors, and Items 2, 3, 4, 5 and 6 were approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of FuboTV Inc.
10.1	FuboTV Inc. 2020 Equity Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date:	July 29, 2026	By:	/s/ Alisa Bowen
Alisa Bowen
Chief Executive Officer